This filing corrects certain non-substantive errors in the proxy card included as part of the Fund’s proxy materials filed on September 24, 2012. The remainder of the proxy materials included in that filing have not changed.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M50030-S97828

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

RUSSELL EXCHANGE TRADED FUNDS TRUST

The Board of Trustees of the Trust unanimously recommends that you vote "FOR" the election of each of the nominees.

1. Election of Trustees:

01) Sandra Cavanaugh
02) Daniel P. Connealy
03) Thaddas L. Alston
04) Kristianne Blake
05) Cheryl Burgermeister
06) Jonathan Fine
07) Raymond P. Tennison, Jr.
08) Jack R. Thompson
09) Julie W. Weston

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

This proxy will, when properly executed, be voted as directed herein by the signing shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR each nominee and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The Board of Trustees of the Trust unanimously recommends that you vote "FOR" the adoption of the Amendment to the Second Amended and Restated Agreement and Declaration of Trust.

2. To adopt the Proposed Amendment

For	Against	Abstain
☐	☐	☐

This proxy will, when properly executed, be voted as directed herein by the signing shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the adoption of the amendment to the Second Amended and Restated Agreement and Declaration of Trust (the "Proposed Amendment") and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE LOWER PORTION IN THE ENCLOSED ENVELOPE.

M50031-S97828

PROXY **PROXY**

RUSSELL EXCHANGE TRADED FUNDS TRUST
Russell® Equity ETF
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 26, 2012

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES.

The undersigned, revoking previous proxies, hereby appoint(s) Mary Beth Rhoden and Mark Swanson, each with full power of substitution and revocation, to vote all shares of the Russell Exchange Traded Funds Trust (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at l:00 p.m., Pacific time, on October 26, 2012 at the offices of Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, and at any adjournment thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, by that one. This proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.

CONTINUED ON REVERSE SIDE